Manning & Napier Fund, Inc.

Supplement dated August 28, 2009 to the

Prospectus dated May 1, 2009,

as amended August 6, 2009 for the following Series:

Small Cap Series	High Yield Bond Series
Commodity Series	Global Fixed Income Series
Technology Series,	Financial Services Series
International Series,	Core Bond Series
Life Sciences Series	Core Plus Bond Series
World Opportunities Series,	Real Estate Series

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Prospectus is being supplemented to notify investors that the High Yield Bond Series (the “Series”) will be activated on or about September 14, 2009.

Accordingly, the section titled “Summary of Past Performance” for the Series is hereby deleted and replaced by the following:

Summary of Past Performance

The Series was not active prior to August 28, 2009 and was not active for a full calendar year during its prior activation period (March 3, 2003 through September 15, 2004). Therefore, no performance information is provided.

In addition, the last paragraph in the section titled “Fees and Expenses of the Series” for the Series is hereby deleted and replaced by the following:

The Series was not active prior to August 28, 2009 and was not active at any time during the prior fiscal year; therefore, the “Total annual fund operating expenses” presented are estimates based upon projections made by the Advisor. In addition, the Series has not calculated these expenses beyond the three year period shown.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE